UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 28, 2004




                            Maxus Realty Trust, Inc.
             (Exact name of registrant as specified in its charter)





          MISSOURI                     00-13457                 48-1339136
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)





                                 104 Armour Road
                        North Kansas City, Missouri 64116
               (Address of principal executive offices) (Zip Code)




        Registrant's telephone number, including area code (816) 303-4500

Item 5.  Other Events and Required FD Disclosure.

         On May 4, 2004, the Registrant issued a press release attached hereto as Exhibit 99.1 announcing that one of its subsidiaries had entered into a contract to sell the ACI Building, an office building located in Omaha, Nebraska (the "ACI Building") and that one of its subsidiaries had acquired The Terrace Apartments, an apartment complex located in Olathe, Kansas.

         A copy of the agreement to sell the ACI Building is also attached hereto as Exhibit 10.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial Statements of Business Acquired

                  Not applicable.

         (b)  Pro Forma Financial Information

                  Not applicable.

         (c)  Exhibits

                  10.1 Agreement for Purchase and Sale made as of April 28, 2004, between ACI Financing, L.L.C. and DBSI Housing Inc.

                  99.1 Press Release issued by Maxus Realty Trust, Inc. on May 4, 2004.




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MAXUS REALTY TRUST, INC.



Date: May 4, 2004                     By: /s/ John W. Alvey
                                          -----------------
                                          John W. Alvey,
                                          Vice President
                                          Chief Financial and Accounting Officer

                            EXHIBIT INDEX TO FORM 8-K


         Exhibit
         Number            Description

         10.1 Agreement for Purchase and Sale made as of April 28, 2004, between ACI Financing, L.L.C. and DBSI Housing Inc.

         99.1              Press Release  issued  by Maxus Realty Trust, Inc. on
                           May 4, 2004.